UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2008

ABITIBIBOWATER INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-33776	98-0526415
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

AbitibiBowater Inc. 1155 Metcalfe Street, Suite 800 Montreal, Quebec Canada H3B 5H2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (514) 875-2160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 24, 2008, Abitibi-Consolidated Company of Canada (“ACCC”), an indirect subsidiary of AbitibiBowater Inc. (the “Company”), commenced a private offering of senior secured notes solely to qualified institutional buyers, as defined under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons, as defined under Regulation S under the Securities Act. The confidential offering circular utilized in connection with the offering contained, among other things, (i) audited consolidated financial statements of Abitibi-Consolidated Inc., a subsidiary of the Company (“Abitibi”), (ii) Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) of Abitibi and (iii) a table setting forth the sources and uses of certain financing transactions, including the offering (“Sources and Uses Table”). The audited consolidated financial statements, the Abitibi MD&A and the Sources and Uses Table are filed herewith as Exhibits 99.1, 99.2 and 99.3, respectively.

In addition, the confidential offering circular included the following information with respect to management’s outlook for Abitibi’s first quarter operating performance:

Although the first quarter of fiscal 2008 is still in progress, we have thus far experienced improving pricing trends in all of our major paper grades and products, with the exception of lumber. However, cost increases during such period, especially in wood fiber, recycled fiber and energy, have been material. Additionally, we have implemented meaningful shifts in production among our sites as a result of previously announced mill closures and as part of our effort to obtain synergies, some of which are having short-term negative impacts. Overall, based on the data we currently possess for our results through the date of this offering circular, and excluding special and/or unusual items, we may only record a modest improvement over the fourth quarter of 2007 due to the improving paper pricing environment, largely offset by weak lumber results, combined with the cost increases discussed above.

The information included in this Current Report, including the information filed herewith, contains forward-looking statements that involve uncertainties and risks. Actual results could differ materially from those described in such information and the Company cautions investors not to place undue reliance on the forward-looking statements contained therein. Certain of this information has not previously been made publicly available by the Company and may be deemed material. The information in the audited consolidated financial statements, MD&A and the Sources and Uses Table also updates and supersedes certain information previously reported by the Company.

The information contained in this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. By filing this Current Report on Form 8-K and furnishing the information contained herein, including Exhibits 99.1, 99.2 and 99.3, the Company makes no admission as to the materiality of any such information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Audited Consolidated Financial Statements of Abitibi-Consolidated Inc.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Abitibi-Consolidated Inc.

99.3	Sources and Uses Table

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ABITIBIBOWATER INC.

By:	/s/ William G. Harvey
Name:	William G. Harvey
Title:	Senior Vice President, Chief Financial Officer

Dated: March 24, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Consolidated Financial Statements of Abitibi-Consolidated Inc.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Abitibi-Consolidated Inc.

99.3	Sources and Uses Table